UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2022

Instadose Pharma Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-216292	81-3599639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 North Service Road., Suite 301

Burlington, ONtario, Canada L7L 6W6

(Address of Principal Executive Offices)

(Zip Code)

(905) 218-3593

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 28, 2022, the Board of Directors of Instadose Pharma Corp was notified by our independent Auditor BF Borgers CPA PC (the “Auditor”) that Instadose is required to disclose that the February 28, 2022, financial statements were not reviewed by the Auditor.

On November 2, 2022, the Company’s Board of Directors met and then acting under authority delegated to it, approved the disclosure described below in this Form 8-K.

Instadose is advising that the financial statements as at February 28, 2022 and the associated 10-Q were not reviewed by the Auditor.  Management of Instadose provided disclosure that the financial statements and 10-Q were unaudited, however, further disclosure is now being provided that the February 28, 2022, financial statements and 10-Q were also not reviewed by the Auditor.

Instadose has requested that the Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Auditor Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from BF Borgers CPA PC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instadose Pharma Corp.

/s/ Alex Wylie
By:	Alex Wylie, Interim CEO
November 4, 2022

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